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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):             FEBRUARY 28, 2002


                         PEREGRINE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                        000-17085                    95-3698422
 (State or other                   (Commission                (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

                    14272 FRANKLIN AVENUE, SUITE 100
                           TUSTIN, CALIFORNIA                     92780-7017
                (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (714) 508-6000

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ITEM 5.  OTHER EVENTS.

         On February 28, 2002, the Registrant issued a press release announcing that the Arcus Therapeutics LLC joint venture with OXiGENE, Inc. ("OXiGENE") will be dissolved. Both companies will reacquire full rights to their respective vascular targeting technologies. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit           Name of Exhibit
                  -------           ---------------

                  99.1              Press release of Registrant dated
                                    February 28, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PEREGRINE PHARMACEUTICALS, INC.



Date: March 4, 2002                  By:   /s/ Edward J. Legere
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                                           Edward J. Legere,
                                           President and Chief Executive Officer

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